REINSURANCE	12 Months Ended
Dec. 31, 2022
Reinsurance Disclosures [Abstract]
REINSURANCE	REINSURANCE
The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.
The following table summarizes the effect of reinsurance. The impact of the transactions described above results in a decrease to reinsurance assumed and an increase in reinsurance ceded.

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Direct premiums	$1,042	$970	$929
Reinsurance assumed	180	189	222
Reinsurance ceded	(228)	(199)	(154)
Premiums	$994	$960	$997

Direct charges and fee income	$3,145	$3,380	$4,149
Reinsurance ceded	(691)	(613)	(414)
Policy charges and fee income	$2,454	$2,767	$3,735

Direct policyholders’ benefits	$3,262	$3,297	$5,826
Reinsurance assumed	179	212	241
Reinsurance ceded	(725)	(721)	(741)
Policyholders’ benefits	$2,716	$2,788	$5,326

Direct interest credited to policyholders’ account balances	$1,440	$(1,212)	$1,252
Reinsurance ceded	(30)	(7)	(30)
Interest credited to policyholders’ account balances	$1,410	$(1,219)	$1,222
Ceded Reinsurance
The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.
On October 3, 2022, as part of the Global Atlantic Transaction, Equitable Financial ceded to First Allmerica Financial Life Insurance Company on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable Financial between 1980 and 2008.
In addition to the above, the Company cedes a portion of its group health, extended term insurance, and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.
Assumed Reinsurance
In addition to the sale of insurance products, the Company currently assumes risk from professional reinsurers. The Company also had a run-off portfolio of assumed reinsurance liabilities at CSLRC which was sold to Venerable in June 2021. The Company assumes accident, life, health, annuity (including products covering GMDB and GMIB benefits), aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.
The following table summarizes the ceded reinsurance GMIB reinsurance contracts, third-party recoverables, amount due to reinsurance and assumed reserves.

	December 31,
	2022	2021
	(in millions)
Ceded Reinsurance:
Estimated net fair values of purchased market risk benefits (1)	10,423	14,074
Third-party reinsurance recoverables related to insurance contracts	8,471	4,632
Top reinsurers:
First Allmerica-GAF	4,005	—
Zurich Life Insurance Company, Ltd.	1,416	1,565
RGA Reinsurance Company	1,272	1,138
Ceded group health reserves	47	26
Amount due to reinsurers	1,533	1,381
Top reinsurers:
RGA Reinsurance Company	1,171	1,212
First Allmerica-GAF	147	—
Protective Life Insurance Company	104	114
Assumed Reinsurance:
Reinsurance assumed reserves	$701	$910